UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 2, 2006

THE FIRST AMERICAN CORPORATION

(Exact Name of the Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	001-13585 (Commission File Number)	95-1068610 (IRS Employer Identification No.)

1 First American Way, Santa Ana, California	92707-5913
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 800-3000

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 2, 2006, The First American Corporation (the “Company”) issued a press release announcing its preliminary financial results for the quarter ended September 30, 2006 and preliminarily adjusting its second quarter earnings release dated July 26, 2006, in each case subject to the results of the previously disclosed and ongoing review of the Company’s historical stock option granting practices and related potential accounting and tax matters. The full text of the press release is attached hereto as Exhibit 99.1. Also on November 2, 2006, the Company released on its website (at www.firstam.com/investor) a slide presentation for its previously announced third quarter earnings conference call.

The information in this current report, including the exhibit hereto, is being “furnished” in accordance with General Instruction B.2 of Form 8-K. As such, this information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act and is not incorporated by reference into any filings with the SEC unless it shall be explicitly so incorporated in such filings.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST AMERICAN CORPORATION

Date: November 2, 2006	By:	/s/ Frank V. McMahon
		Name:	Frank V. McMahon
		Title:	Vice Chairman and Chief Financial Officer

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